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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                  SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

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Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
    6(e)(2))
[ ] Definitive Proxy Statement
[x] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S)240. 14a-11(c) or (S)240. 14a-12


                          BETHLEHEM STEEL CORPORATION
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

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     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-il (set forth -the amount on which the filing fee is calculated and state how it was determined):

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     4)   Proposed maximum aggregate value of transaction:

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     5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

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    2)   Form, Schedule or Registration Statement No.:

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    3)   Filing Party:

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    4)   Date Filed:

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                          BETHLEHEM STEEL CORPORATION
                              1170 Eighth Avenue
                           Bethlehem, PA 18016-7699

                     [LOGO OF BETHLEHEM STEEL CORPORATION]

                                March 15, 2000

Dear Bethlehem Steel Stockholder:

We recently sent to you a proxy statement, together with a WHITE proxy card, for our Annual Meeting of Stockholders. The meeting is scheduled to be held on April 25, 2000.

In case your original WHITE proxy card was misplaced, a duplicate proxy card is enclosed for your convenience. We ask you to sign and date the WHITE proxy card, and to return it promptly in the enclosed postage-paid envelope. It is very important that your shares be represented at the meeting.

Thank you for your prompt attention. If you have any questions or need assistance in voting your shares, please call Georgeson Shareholder Communications Inc., toll free at 1-800-223-2064.

Sincerely,

/s/ Curtis H. Barnette

Curtis H. Barnette
Chairman and Chief Executive Officer



/s/ Duane R. Dunham

Duane R. Dunham
President and Chief Operating Officer